                            SUPPLEMENT TO PROSPECTUS
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1998

                                 EXCHANGE OFFER

EXCHANGE OFFER

         The certificates under Contracts described in this Prospectus ("New Certificates") may be issued in exchange for certificates under certain group annuity contracts previously issued by the Company ("Ven 8 contracts"). The Ven 8 contracts are described in Appendix D. New Certificates may also be issued in exchange for certain individual annuity contracts ("Old Contracts") previously issued by the Company in Pennsylvania, South Carolina, Texas and issued prior to August 15, 1994 in Washington and issued prior to October 3, 1994 in New Jersey, which are substantially similar to the New Certificates except as noted below. Ven 8 contracts and Old Contracts are collectively referred to as "Old Certificates."

         The Company will permit an owner of an outstanding Old Certificate to exchange the Old Certificate for a New Certificate without withdrawal charge, except a possible market value charge, as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Certificate will be deemed to have been issued on the date the Old Certificate was issued, and any purchase payment credited to the Old Certificate will be deemed to have been credited to the New Certificate on the date it was credited under the Old Certificate. The death benefit under the New Certificate on the date of its issue will be the greater of the minimum death benefit under the Old Certificate or the contract value on the date of exchange and will "step up" annually thereafter as described in paragraph "6." below.

         Ven 8 contract owners interested in a possible exchange should carefully review both Appendix D and the remainder of this Prospectus before deciding to make an exchange. Old Contract owners interested in a possible exchange should carefully review both the Old Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CERTIFICATE. Further, under Old Certificates, a market value charge may apply to any amounts transferred from a three or six year investment account in connection with an exchange. (Reference should be made to the discussion of the market value charge in Appendix D in the case of Ven 8 contracts and under "Market Value Charge" in Appendix C to the Old Contract prospectus in the case of Old Contract owners.) The Company believes that an exchange of Certificates will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

         The principal differences between the Old and New Certificates are as follows:

         1. The New Certificate will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is assessed.

         2. The surrender charges under the New Certificate will be higher in certain cases. The surrender charges are the same under both Old and New Certificates for the first three certificate years, but thereafter the charges under the New Certificate are 5%, 4%, 3% and 2% for withdrawals made during certificate years four, five, six and seven, respectively, while under the Old Certificate the charges for such years are 4%, 3%, 2% and 0%, respectively.

         3. The minimum interest rate to be credited for any guarantee period under the fixed portion of the New Certificate will be three percent as opposed to four percent under the Old Certificate. The market value charge under the New Certificate will be limited so as to only affect accumulated earnings in excess of three percent, whereas under the Old Certificate the market value charge is limited so as to not invade principal.

         4. The annuity purchase rates guaranteed in the New Certificate have been determined using 3% as opposed to 4% under the Old Certificate.

         5. (Old Contracts only) Old Contracts are individual deferred annuity contracts whereas the New Certificates are group deferred annuity certificates. Ownership of an individual contract is evidenced by the issuance of an individual annuity contract whereas participation in a group contract is separately accounted for by the issuance of a certificate evidencing the owner's interest under the contract. Under the group contract, contracts have been issued to the Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with Manufacturers Securities Services, LLC.

         6.  DIFFERENCES RELATING TO THE DEATH BENEFIT

         a. Differences Between Death Benefit of Old Certificates and New Certificates

                  Death Benefit for Old Certificates

         The minimum death benefit during the first six certificate years will be equal to the greater of: (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six certificate year period plus any purchase payments made by or on behalf of the owner and less any amount deducted in connection with partial withdrawals made by the owner since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office.

         Death Benefit for New Certificates Issued on or After May 1, 1998 (See below for state applicability)

         In the states of Texas and Washington, the death benefit described under "Death Benefit for New Certificates Issued Prior to May 1, 1998" will continue to apply to certificates issued on or after May 1, 1998.

         If any owner dies and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made by or on behalf of the owner, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made by or on behalf of the owner and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then. If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of (a) contract value or (b) the death benefit on the last day of the certificate year ending just prior to the owner's 81st birthday, plus any payments made by or on behalf of the owner, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the certificate date, the death benefit will be the greater of:
(a) the contract value or (b) the excess of (i) the sum of all purchase payments made by or on behalf of the owner over (ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner.

                  Death Benefit for New Certificates Prior to May 1, 1998

         The death benefit described below applies to New Certificates issued prior to May 1, 1998 as well as New Certificates issued on or after May 1, 1998 in the states of Texas and Washington.

         If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be determined as follows: During the first certificate year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. During any subsequent certificate year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous certificate year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals made by or on behalf of the owner since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the certificate date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments made by or on behalf of the owner over (ii) the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the owner. If any owner dies and the oldest owner had an attained age greater than 80 on the certificate date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For certificates issued on or after October 1, 1997, any withdrawal charges applied against the death benefit shall be waived by the Company.

         b.  DIFFERENCES REGARDING WHEN DEATH BENEFIT WILL BE PAID

         The death benefit of the New Certificate will be payable upon the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Old Certificate is payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Old Certificate contract value is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

         Certificate owners who do not wish to exchange their Old Certificates for the New Certificates may continue to make purchase payments to their Old Certificates. Or, they can keep their Old Certificates and buy a New Certificate to which to apply additional purchase payments.

         The above comparison does not take into account differences between the Old Certificates, as amended by qualified plan endorsements, and the New Certificates, as amended by similar qualified plan endorsements. Owners using their Old Certificate in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of the prospectus.

(Old Contracts Only) Additional Considerations for Ven 1 and Ven 3 Contract
Owners

         The comparison of Old Contract and New Certificate provisions set forth above does not include the Ven 1 and Ven 3 contracts (which are no longer being issued and which are described in Appendix D to the Old Contract prospectus). These contracts will also be eligible for voluntary exchange for the New Contracts. Ven 3 and Ven 1 contract owners should in particular consider the following differences between the Ven 3 and Ven 1 contracts and the New Certificate.

1. In general, the death benefit of the New Certificate will be payable on the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Ven 3 and Ven 1 contracts is generally payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Ven 3 or Ven 1 contract value (as applicable) is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

2. The guaranteed death benefit payable under the New Certificate will in most circumstances be more favorable. The minimum death benefit for the Ven 1 contract is the greater of (a) the contract value or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. The minimum death benefit for the Ven 3 contract, upon the death of the annuitant, during the first five contract years, will be the greater of (a) the contract value or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals and, during any subsequent five contract year period, will be the greater of (a) the contract value or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous five contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. The minimum death benefit for the New Certificate is described above.

3. The New Certificate will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is to be assessed.

4. The surrender charges under the New Certificate are higher in certain cases. The New Certificate surrender charges are 6%, 6%, 5%, 5%, 4%, 3%, 2% for withdrawals made within one, two, three, four, five, six and seven years, respectively, of payment. The surrender charge for the Ven 3 and Ven 1 contract is 5% for withdrawals made within five years of payment (certain exceptions apply to the withdrawal charge as described in Appendix D) to the Old Contract.

5. The New Certificate provides for forty investment options (thirty-five variable and five fixed). Neither the Ven 3 contract nor the Ven 1 contract provides for fixed investment options. In addition, the Ven 1 contract offers only three variable investment options.

6. The New Certificate provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.40% (1.25% for mortality and expense risk fees and 0.15% for administration fees) of the contract reserves allocated to such subaccount. The Ven 1 contract provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.30% (for mortality and expense risk) of the contract reserves allocated to such sub-account. The Ven 3 charges are the same as those for the New Certificate.

7. The annuity purchase rates guaranteed in the New Certificate have been determined using 3% as opposed to 4% under the Ven 1 and Ven 3 contracts.

8. Certain Ven 3 and Ven 1 contracts may not be subject to some changes in the Federal tax law that have occurred since the contracts were issued, I.E., the contracts were "grandfathered." If such a grandfathered contract is exchanged, the New Certificate is likely to be subject to the changes in the law. For example, annuity contracts issued on or prior to April 22, 1987 are generally not subject to Federal tax rules treating transfers of annuity contracts for inadequate consideration as taxable events. See "Taxation of Partial and Full Withdrawals" in the Federal Tax Matters section of the prospectus. A New Certificate received in exchange for a Ven 3 or Ven 1 contract would, however, typically be subject to these rules.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1998.

V22/23.598